Exhibit 99.1

CareDx Reports Third Quarter 2019 Results
AlloSure momentum drives 60% third quarter revenue growth
BRISBANE, Calif., October 31, 2019 (GLOBE NEWSWIRE) -- CareDx, Inc. (Nasdaq: CDNA), a leading precision medicine company focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers, today reported financial results for the quarter ended September 30, 2019.
Third Quarter 2019 and Recent Highlights:
•Achieved total revenue of $33.8 million for the three months ended September 30, 2019, increasing 60% year-over-year
•Provided 8,524 AlloSure Kidney patient results for 6,597 transplant patients
•Provided 4,726 AlloMap Heart patient results, increasing 16% year-over-year
•Enrolled the first patient in OKRA, a new landmark registry study
•Launched AlloSeq Tx 17 and AlloSeq cfDNA globally
•Generated GAAP net loss of $1.8 million, non-GAAP net income of $0.9 million, and positive adjusted EBITDA of $0.8 million
“Our third quarter results demonstrate continued strong execution, the CareDx team yet again delivered a record quarter, with revenue increasing 60% year-over-year and AlloSure being used to manage more patients this quarter than ever before,” said Peter Maag, CareDx Chief Executive Officer. “During the quarter, we also added to our digital transplantation platform with the acquisition of XynManagement. Each of these achievements contributes to our widening competitive advantage as the leading partner for the transplant community.”
Third Quarter 2019 Financial Results
Revenue for the three months ended September 30, 2019 was $33.8 million, compared with $21.2 million in the third quarter of 2018. Testing services revenue for the third quarter was $28.2 million, compared with $16.8 million in the same period of 2018. Product revenue in the three months ended September 30, 2019 was $4.2 million, compared to $4.2 million in the same period of 2018. Digital and other revenue for the third quarter 2019 was $1.4 million, reflecting our recent acquisitions of Ottr and XynManagement.
For the third quarter of 2019, the net loss was $1.8 million compared to a net loss of $20.0 million in the same period of 2018. The third quarter 2019 net loss included $6.0 million of stock-based compensation expense and a gain of $4.3 million from the change in estimated fair value of common stock warrant liabilities. Basic and diluted net loss per share was $0.04 in the third quarter of 2019, compared to basic and diluted net loss per share of $0.54 in the third quarter of 2018.
Non-GAAP net income was $0.9 million in the third quarter of 2019 compared to a $0.6 million non-GAAP net loss in the third quarter of 2018. Basic and diluted non-GAAP net income per share was $0.02 in the third quarter of 2019, compared to a basic and diluted non-GAAP net loss per share of $0.01 in the third quarter of 2018.
Adjusted EBITDA for the third quarter of 2019 was a gain of $0.8 million, compared to an adjusted EBITDA gain of $0.2 million in the third quarter of 2018.
Cash and cash equivalents were $40.9 million as of September 30, 2019.
For additional information regarding non-GAAP financial measures discussed herein, please see “Use of Non-GAAP Financial Measures”, “Reconciliation of GAAP to Non-GAAP Financial Measures” and “Reconciliation of GAAP to Non-GAAP Adjusted EBITDA Financial Measures” below.
2019 Guidance
For the full year 2019, CareDx now expects revenue to be in the range of $124 million to $125 million (previously $123 million to $125 million).
About CareDx
CareDx, Inc., headquartered in Brisbane, California, is a leading precision medicine solutions company focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers. CareDx offers testing services, products, and digital healthcare solutions along the pre- and post-transplant patient journey, and is the leading provider of genomics-based information for transplant patients.
For more information, please visit: www.CareDx.com.
Forward Looking Statements
This press release includes forward-looking statements, including expectations regarding the Company’s fiscal 2019 revenue, achievement of our financial and operational goals and our prospects. These forward-looking statements are based upon information that is currently available to CareDx and its current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, including general economic and market factors, among others discussed in CareDx’s filings with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed by CareDx with the SEC on March 6, 2019 and the periodic reports that CareDx has subsequently filed with the SEC. Any of these may cause CareDx’s actual results, performance or achievements to differ materially and adversely from those anticipated or implied by CareDx’s forward-looking statements. CareDx expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements.
Use of Non-GAAP Financial Measures
CareDx has presented in this release certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis, including non-GAAP net income, non-GAAP net loss, non-GAAP basic and diluted net income and net loss per share and adjusted EBITDA. We define non-GAAP net income and non-GAAP net loss and per share results as the GAAP net income or loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of warrants, derivative liabilities and contingent consideration; acquisition related impairment charges and amortization of intangible assets, purchase accounting adjustments and related tax effects; costs involved with completing an acquisition; amortization of debt discount; and certain other financing charges. We define adjusted EBITDA as non-GAAP net income/(loss) before net interest expense, income tax expense, depreciation and amortization, other expense, and net loss attributable to noncontrolling interest. We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

Investor Relations Contact
Greg Chodaczek
646-924-1769
investor@caredx.com

CareDx, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue:
Testing services revenue	$28,226	$16,847	$75,421	$41,448
Product revenue	4,200	4,223	13,226	11,080
Digital and other revenue	1,385	114	2,600	532
Total revenue	33,811	21,184	91,247	53,060
Cost of revenue	11,494	8,887	32,739	22,478
Gross profit	22,317	12,297	58,508	30,582
Operating expenses:
Research and development	8,521	3,868	21,765	10,732
Sales and marketing	11,058	5,971	28,627	15,916
General and administrative	9,485	5,177	27,103	16,080
Change in estimated fair value of contingent consideration	—	—	—	1,017
Total operating expenses	29,064	15,016	77,495	43,745
Loss from operations	(6,747)	(2,719)	(18,987)	(13,163)
Other income (expense):
Interest income (expense), net	37	(408)	679	(3,527)
Debt extinguishment expenses	—	—	—	(2,806)
Change in estimated fair value of common stock warrant liability and derivative liability	4,346	(17,093)	(14)	(24,540)
Other expense, net	(398)	(40)	(644)	(85)
Total other income (expense)	3,985	(17,541)	21	(30,958)
Loss before income taxes	(2,762)	(20,260)	(18,966)	(44,121)
Income tax benefit	949	290	1,775	1,095
Net loss	(1,813)	(19,970)	(17,191)	(43,026)
Net loss attributable to noncontrolling interest	—	—	—	(25)
Net loss attributable to CareDx, Inc.	$(1,813)	$(19,970)	$(17,191)	$(43,001)
Net loss per share attributable to CareDx, Inc. (Note 3):
Basic	$(0.04)	$(0.54)	$(0.41)	$(1.26)
Diluted	$(0.04)	$(0.54)	$(0.41)	$(1.26)
Weighted-average shares used to compute net loss per share attributable to CareDx, Inc.:
Basic	42,393,550	37,154,293	42,048,647	34,134,138
Diluted	42,393,550	37,154,293	42,048,647	34,134,138

CareDx, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands, except share data)

	September 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$40,927	$64,616
Accounts receivable	19,169	9,760
Inventory	5,902	4,943
Prepaid and other current assets	2,126	1,795
Total current assets	68,124	81,114
Property and equipment, net	3,656	4,134
Operating leases right-of-use assets	2,244	—
Intangible assets, net	45,781	33,252
Goodwill	23,777	12,005
Restricted cash	251	192
Other assets	1,000	—
Total assets	144,833	130,697
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,691	$4,711
Accrued compensation	10,278	9,156
Accrued and other liabilities	15,002	5,637
Total current liabilities	30,971	19,504
Deferred tax liability	2,013	2,968
Common stock warrant liability	6,940	10,003
Deferred payments for intangible assets	5,103	—
Other liabilities	2,263	2,294
Total liabilities	47,290	34,769
Commitments and contingencies
Stockholders’ equity:
Common stock	42	41
Additional paid-in capital	432,471	412,010
Accumulated other comprehensive loss	(5,934)	(4,278)
Accumulated deficit	(329,036)	(311,845)
Total stockholders’ equity	97,543	95,928
Total liabilities and stockholders’ equity	$144,833	$130,697

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

Net loss attributable to CareDx, Inc.	$(1,813)	$(19,970)	$(17,191)	$(43,001)
Stock-based compensation expense	5,965	1,860	17,010	5,078
Acquisition related-amortization of purchased intangibles	912	775	2,488	2,462
Acquisition related fees and expenses	86	—	654	—
Change in estimated fair value of contingent consideration	—	—	—	1,017
Change in estimated fair value of common stock warrant liability and derivative liability	(4,346)	17,093	14	24,540
Amortization of debt discount	—	70	—	2,048
Debt extinguishment expenses	—	—	—	2,806
Other financing charges	173	—	173	—
Tax effect related to amortization of purchased intangibles	(119)	(383)	(364)	(616)
Impairment	—	—	150	—
Non-GAAP net income (loss)	$858	$(555)	$2,934	$(5,666)
Net loss attributable to noncontrolling interest	—	—	—	(25)
Net loss attributable to CareDx, Inc.	$858	$(555)	$2,934	$(5,691)

GAAP basic and diluted net loss per share attributable to CareDx	$(0.04)	$(0.54)	$(0.41)	$(1.26)

Non-GAAP basic net income (loss) per share attributable to CareDx	$0.02	$(0.01)	$0.07	$(0.17)
Non-GAAP diluted net income (loss) per share attributable to CareDx	$0.02	$(0.01)	$0.07	$(0.17)

Shares used in computing non-GAAP basic net income (loss) per share	42,393,550	37,154,293	42,048,647	34,134,138
Shares used in computing non-GAAP diluted net income (loss) per share	43,775,682	37,154,293	44,111,648	34,134,138

CareDx, Inc.
Reconciliation of Non-GAAP to Adjusted EBITDA Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018

Non-GAAP net income (loss)	$858	$(555)	$2,934	$(5,666)
Interest income	(37)	338	(679)	1,479
Income tax benefit	(830)	94	(1,411)	(479)
Depreciation expense	395	274	1,199	800
Other expense, net	398	40	644	85
Net loss attributable to noncontrolling interest	—	—	—	(25)
Adjusted EBITDA	$784	$191	$2,687	$(3,806)

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended September 30, 2019
	Total revenue	Cost of revenue	Research and development	Sales and marketing	General and administrative	Total other income (expense)	Income tax benefit	Net income (loss)
GAAP	$33,811	$11,494	$8,521	$11,058	$9,485	$3,985	$949	$(1,813)
Non-GAAP adjustments:
Stock-based compensation expense		(482)	(897)	(1,125)	(3,461)			5,965
Acquisition related-amortization of purchased intangibles		(576)		(336)				912
Acquisition related fees and expenses					(86)			86
Change in estimated fair value of contingent consideration								—
Change in estimated fair value of common stock warrant liability and derivative liability						(4,346)		(4,346)
Amortization of debt discount								—
Debt extinguishment expenses								—
Other financing charges						173		173
Tax effect related to amortization of purchased intangibles							(119)	(119)
Impairment				—				—
Non-GAAP	$33,811	$10,436	$7,624	$9,597	$5,938	$(188)	$830	$858

	Nine Months Ended September 30, 2019
	Total revenue	Cost of revenue	Research and development	Sales and marketing	General and administrative	Total other income (expense)	Income tax benefit	Net income (loss)
GAAP	$91,247	$32,739	$21,765	$28,627	$27,103	$21	$1,775	$(17,191)
Non-GAAP adjustments:
Stock-based compensation expense		(1,766)	(3,170)	(2,792)	(9,282)			17,010
Acquisition related-amortization of purchased intangibles		(1,606)		(882)				2,488
Acquisition related fees and expenses					(654)			654
Change in estimated fair value of contingent consideration								—
Change in estimated fair value of common stock warrant liability and derivative liability						14		14
Amortization of debt discount								—
Debt extinguishment expenses								—
Other financing charges						173		173
Tax effect related to amortization of purchased intangibles							(364)	(364)
Impairment				(150)				150
Non-GAAP	$91,247	$29,367	$18,595	$24,803	$17,167	$208	$1,411	$2,934

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended September 30, 2018
	Total revenue	Cost of revenue	Research and development	Sales and marketing	General and administrative	Change in estimated fair value of contingent consideration	Total other income (expense)	Income tax benefit	Net loss attributable to noncontrolling interest	Net loss attributable to CareDx, Inc.
GAAP	$21,184	$8,887	$3,868	$5,971	$5,177	$—	$(17,541)	$290	$—	$(19,970)
Non-GAAP adjustments:
Stock-based compensation expense		(123)	(763)	(199)	(775)					1,860
Acquisition related-amortization of purchased intangibles		(509)		(266)						775
Acquisition related fees and expenses										—
Change in estimated fair value of contingent consideration										—
Change in estimated fair value of common stock warrant liability and derivative liability							17,093			17,093
Amortization of debt discount							70			70
Debt extinguishment expenses										—
Other financing charges										—
Tax effect related to amortization of purchased intangibles								(383)		(383)
Impairment										—
Non-GAAP	$21,184	$8,255	$3,105	$5,506	$4,402	$—	$(378)	$(93)	$—	$(555)

	Nine Months Ended September 30, 2018
	Total revenue	Cost of revenue	Research and development	Sales and marketing	General and administrative	Change in estimated fair value of contingent consideration	Total other income (expense)	Income tax benefit	Net loss attributable to noncontrolling interest	Net loss attributable to CareDx, Inc.
GAAP	$53,060	$22,478	$10,732	$15,916	$16,080	$1,017	$(30,958)	$1,095	$(25)	$(43,001)
Non-GAAP adjustments:
Stock-based compensation expense		(375)	(1,438)	(729)	(2,536)					5,078
Acquisition related-amortization of purchased intangibles		(1,693)		(769)						2,462
Acquisition related fees and expenses										—
Change in estimated fair value of contingent consideration						(1,017)				1,017
Change in estimated fair value of common stock warrant liability and derivative liability							24,540			24,540
Amortization of debt discount							2,048			2,048
Debt extinguishment expenses							2,806			2,806
Other financing charges										—
Tax effect related to amortization of purchased intangibles								(616)		(616)
Impairment										—
Non-GAAP	$53,060	$20,410	$9,294	$14,418	$13,544	$—	$(1,564)	$479	$(25)	$(5,666)